UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23692

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Ivelisse M. Ortiz MoreauSecretary

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

John T. Fitzgerald, Esq.

McDermott Will & Schulte LLP

919 Third Avenue

New York, NY 10022

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end: August 31

Date of reporting period: September 1, 2025 – February 28, 2026

Item 1. Report to Shareholders.

(a)   The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund IV, Inc.	Portfolio Update

February 28, 2026 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of tax-exempt secured obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The Fund’s performance for the period from September 1, 2025, to February 28, 2026 was 10.86% based on net asset value.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends based on NAV as of February 28, 2026:

Dividend yield based on NAV	0.05%

NAV as of February 28, 2026	$3.00

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. All of the fund’s dividend distribution of $137,741 consisted of the fund’s net investment income for the period. The basis of the distributions is the Fund’s net investment income for tax purposes.

The table below reflects the breakdown of the Fund’s investment portfolio as of February 28, 2026. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation (% of Total Portfolio)
Municipal Bonds	63.4%
Government Bonds	34.2%
Mortgage-backed Securities	2.4%

2	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Portfolio Update

February 28, 2026 (Unaudited)

The largest Puerto Rico municipal bond holdings in the portfolio, representing 58.8%, are the new issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 45.9% of the pledged sales and use tax through 2058, which amounts to $552.9 million for period ended 2026 and a 4% increase each period, capping out at $992.5 million for the period ended 2041. The valuation of the COFINA bonds decreased during the period. Transfers to the trustee for the redemption of the bonds for period 2025 commenced on July 1, 2025. As of October 2025, 100% of the required deposits had been transferred to the Trustee.

The Fund owns several mortgage-backed securities (“MBS”) representing 2.4% of its portfolio. They include MBS issued and guaranteed by U.S. agencies, 2.2%, and certain Puerto Rico tax-exempt notes collateralized with U.S. agency MBS, 0.2%. The balance of the MBS decreased from the repayment of the underlying mortgages.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 34.2% and 3.2%, respectively of the portfolio. The valuation of the U.S. agencies and municipal bonds increased during the period in response to lower interest rates.

The Fund’s NAV increased $0.28 during the period from $2.72 at the beginning of the period to $3.00 at period-end. As discussed above, there was a net increase in the valuation of the Fund’s portfolio.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of period-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Municipal Bonds	63.4%

US Government and Agency Obligations	34.2%

GNMA Bonds	1.9%

Fannie Mae Bonds	0.3%

Tax Exempt Notes	0.2%

Total	100.0%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	62.6%

United States	37.4%

Total	100.0%

Semi-Annual Report | February 28, 2026	3

Puerto Rico Residents Tax-Free Fund IV, Inc.	Portfolio Update

February 28, 2026 (Unaudited)

The following table shows the Fund’s security portfolio ratings as of February 28, 2026. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)

AAA	3.2%

AA	36.6%

Below BBB	1.4%

Not Rated	58.8%

Total	100.0%

The “Not-Rated” category is mostly comprised of restructured COFINA bonds issued in 2019 and a minor position in a Puerto Rico Commonwealth General Obligation/Highway & Transportation Authority revenue bond. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of February 28, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of the investment adviser as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the

4	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Portfolio Update

February 28, 2026 (Unaudited)

Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue TSOs in the Puerto Rico market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of February 28, 2026, there were no reverse repurchase agreements outstanding.

Fund leverage decreased by $10,082,685 during the period ended February 28, 2026.

Semi-Annual Report | February 28, 2026	5

Puerto Rico Residents Tax-Free Fund IV, Inc.	Schedule of Investments

February 28, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value

Government Bonds (33.20%)
US Government and Agency Obligations (33.20%)
$ 3,000,000	Federal Farm Credit Banks Funding Corp.(a)	2.090%	06/18/40	$ 2,201,780
3,000,000	Federal Home Loan Banks(a)	2.030%	07/27/40	2,121,406
1,950,000	Federal Home Loan Banks(a)	5.200%	09/28/37	1,946,683
1,545,000	Federal Home Loan Banks	5.500%	07/15/36	1,729,053
1,000,000	Federal National Mortgage Association	6.625%	11/15/30	1,133,558

				9,132,480

Total Government Bonds (Cost $10,730,981)				9,132,480

Mortgage-Backed Securities (2.33%)
Fannie Mae Bonds (0.26%)(b)
5,928	Federal National Mortgage Association Pool 580540	6.000%	06/01/31	6,194
18,811	Federal National Mortgage Association Pool 589025	6.500%	07/01/31	19,504
8,805	Federal National Mortgage Association Pool 627603	6.500%	11/01/31	9,130
31,228	Federal National Mortgage Association Pool 626649	6.500%	03/01/32	32,379
3,900	Federal National Mortgage Association Pool 353137	7.500%	07/01/26	3,901
601	Federal National Mortgage Association Pool 368033	7.500%	12/01/26	601

				71,709

GNMA Bonds (1.82%)(c)
100,000	Government National Mortgage Association Pool 556254	6.500%	08/15/31	103,837
35,338	Government National Mortgage Association Pool 411987	7.000%	04/15/26	35,301
49,934	Government National Mortgage Association Pool 419959	7.000%	05/15/26	49,902
40,012	Government National Mortgage Association Pool 419957	7.000%	05/15/26	39,966
28,443	Government National Mortgage Association Pool 419954	7.000%	05/15/26	28,407
38,088	Government National Mortgage Association Pool 419945	7.000%	05/15/26	38,020

See Notes to Financial Statements.
6	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Schedule of Investments

February 28, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
$ 33,541	Government National Mortgage Association Pool 448420	7.000%	02/15/27	$ 33,524
45,341	Government National Mortgage Association Pool 425534	7.500%	04/15/26	45,301
44,616	Government National Mortgage Association Pool 419944	7.500%	04/15/26	44,536
44,532	Government National Mortgage Association Pool 419980	7.500%	07/15/26	44,545
34,653	Government National Mortgage Association Pool 419997	7.500%	08/15/26	34,666
1,764	Government National Mortgage Association Pool 531461	8.000%	05/15/30	1,787

				499,792

Tax Exempt Notes (0.25%)(d)
2,717	Community Endowment, Inc - collateralized by FN 536042	8.000%	09/01/30	2,850
24,545	Community Endowment, Inc - collateralized by FN 536045	8.000%	10/01/30	25,520
1,166	Community Endowment, Inc - collateralized by FN 536024	8.500%	05/01/30	1,197
3,995	Community Endowment, Inc - collateralized by FN 536020	8.500%	05/01/30	4,100
7,120	Community Endowment, Inc - collateralized by GN 470920	7.000%	04/15/28	7,197
3,457	Community Endowment, Inc - collateralized by GN 470940	7.000%	06/15/28	3,503
25,337	Community Endowment, Inc - collateralized by GN 515446	8.000%	07/15/30	25,884

				70,251

Total Mortgage-Backed Securities (Cost $636,426)				641,752

Municipal Bonds (61.49%)
Puerto Rico (58.43%)
1,000,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities, 2000 Series A, Revenue Bonds(a),(e),(f),(g)	7.250%	12/20/30	371,500

See Notes to Financial Statements.
Semi-Annual Report | February 28, 2026	7

Puerto Rico Residents Tax-Free Fund IV, Inc.	Schedule of Investments

February 28, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
$ 7,113,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(a),(e),(h)	0.000%	07/01/46	$ 2,545,680
3,432,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(e)	4.329%	07/01/40	3,437,966
666,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(e)	4.500%	07/01/34	666,144
101,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(e)	4.536%	07/01/53	94,573
339,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(e)	4.550%	07/01/40	341,159
2,477,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(e)	4.750%	07/01/53	2,410,476
2,802,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(a),(e)	4.784%	07/01/58	2,708,993
3,568,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(a),(e)	5.000%	07/01/58	3,494,635

				16,071,126

Texas (3.06%)
1,000,000	State of Texas, General Obligation Unlimited(a)	3.211%	04/01/44	842,981

Total Municipal Bonds (Cost $17,616,976)				16,914,107

Total Investments (97.02%) (Cost $28,984,383)				$ 26,688,339

Assets in Excess of Other Liabilities (2.98%)				818,391
NET ASSETS (100.00%)				$ 27,506,730

(a)	Security may be called before its maturity date.

See Notes to Financial Statements.
8	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Schedule of Investments

February 28, 2026 (Unaudited)

(b)

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(c)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)

Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(f)

As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(g)	These bonds defaulted on their interest payments and/or principal and are not accruing interest income.
(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

See Notes to Financial Statements.
Semi-Annual Report | February 28, 2026	9

Puerto Rico Residents Tax-Free Fund IV, Inc.	Statement of Assets and Liabilities

February 28, 2026 (Unaudited)

ASSETS:
Investments in securities:
Other securities, at fair value (cost $28,984,383)	$26,688,339

$26,688,339

Cash and cash equivalents	587,117
Interest receivable	222,079
Prepaid and other assets	221,898
Total Assets	$27,719,433

LIABILITIES:
Dividends payable	22,958
Payable to Investment Adviser	6,715
Payable to fund accounting and administration	58,889
Payable to Transfer agency	6,951
Payable for Compliance fees	5,822
Payable for Custodian fees	4,196
Payable for Audit fees	106,661
Other payables	511
Total Liabilities	$212,703
Net Assets	$27,506,730

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 shares authorized 9,183,196 issued and outstanding	$110,863,563
Accumulated deficit	(83,356,833)
Net Assets	$27,506,730

PRICING OF SHARES:
Net Assets	$27,506,730
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	9,183,196
Net asset value per share	$3.00

See Notes to Financial Statements.
10	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Statement of Operations

For the six months period ended February 28, 2026 (Unaudited)

INVESTMENT INCOME:
Interest	$835,213
Total Investment Income	835,213

EXPENSES:
Investment Adviser fee	66,930
Accounting and Administration fee	44,276
Compliance expense	5,333
Transfer agent expenses	5,951
Interest expense	195,894
Audit expenses	35,358
Legal expenses	91,856
Custodian fees	2,597
Director expenses	23,000
Printing expenses	8,021
Insurance fee	40,611
Other expenses	24,140
Total expenses before waiver	543,967
Less fees voluntarily waived by investment advisers	(22,310)
Total Expenses	521,657
Net Investment Income	313,556

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	1,036,714
Net realized gain/(loss)	1,036,714
Net change in unrealized appreciation/(depreciation) on:
Investments	1,285,997
Net change in unrealized appreciation/(depreciation)	1,285,997
Net Realized and Unrealized Gain/(Loss) on Investments	2,322,711
Net Increase/(Decrease) in Net Assets from Operations	$2,636,267

See Notes to Financial Statements.
Semi-Annual Report | February 28, 2026	11

Puerto Rico Residents Tax-Free Fund IV, Inc.	Statements of Changes in Net Assets

	For the Six Months Period Ended February 28, 2026 (Unaudited)	For the Year Ended August 31, 2025
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$313,556	$439,093
Net realized gain/(loss) on investments	1,036,714	(381)
Net change in unrealized appreciation/(depreciation)	1,285,997	(2,092,248)
Net increase/(decrease) in net assets resulting from operations	2,636,267	(1,653,536)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(137,741)	(267,747)
Net increase/(decrease) in net assets from dividends	(137,741)	(267,747)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	1,836	4,046
Net increase/(decrease) in net assets from capital share transactions	1,836	4,046

Net increase/(decrease) in net assets	2,500,362	(1,917,237)

NET ASSETS:
Beginning of period	25,006,368	26,923,605
End of period	$27,506,730	$25,006,368

See Notes to Financial Statements.
12	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Statement of Cash Flows

For the six months period ended February 28, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$2,636,267
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Proceeds from long-term calls and paydowns of portfolio securities	10,286,182
Amortization of premium and accretion of discount on investments, net	(88,015)
Net realized (gain)/loss on:
Investments	(1,036,714)
Net change in unrealized (appreciation)/depreciation on:
Investments	(1,285,997)
(Increase)/Decrease in assets:
Interest receivable	191,081
Prepaid and other assets	(174,571)
Increase/(Decrease) in liabilities:
Interest payable	(31,859)
Dividend payable	3,828
Payable to adviser	(719)
Payable to fund accounting and administration fees	34,241
Payable to transfer agency	2,951
Payable to directors	(10,000)
Payable for compliance fees	1,655
Payable for custodian fees	4,196
Payable for audit fees	35,359
Payable for legal fees	(32,000)
Other payables	(23,380)
Net cash provided by/(used in) operating activities	$10,512,505

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(89,343,577)
Securities sold under reverse repurchase agreements	79,260,892
Cash distributions paid to common shareholders- net of distributions reinvested	(135,905)
Net cash provided by/(used in) financing activities	$(10,218,590)

Net increase in cash and cash equivalents	$293,915
Cash and cash equivalents, beginning of period	$293,202
Cash and cash equivalents, end of period	$587,117

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$227,753

NON-CASH ACTIVITIES:
Reinvestment of dividends	$1,836

See Notes to Financial Statements.
Semi-Annual Report | February 28, 2026	13

Puerto Rico Residents Tax-Free Fund IV, Inc.	Financial Highlights

	For the Six Months Period Ended February 28, 2026 (Unaudited)		For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Net asset value - beginning of period	$2.72		$2.93	$2.74	$2.86	$3.52	$3.37
Income/(loss) from investment operations:
Net investment income(a)	0.03		(0.04)	0.03	0.05	0.09	0.09
Net realized and unrealized gain/(loss)	0.26		(0.23)	0.20	(0.13)	(0.66)	0.16
Total income/(loss) from investment operations	0.29		(0.19)	0.23	(0.08)	(0.57)	0.25
Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.04)	(0.04)	(0.09)	(0.10)
Total distributions	(0.01)		(0.02)	(0.04)	(0.04)	(0.09)	(0.10)
Net increase/(decrease) in net asset value	0.28		(0.21)	0.19	(0.12)	(0.66)	0.15
Net asset value - end of period	$3.00		$2.72	$2.93	$2.74	$2.86	$3.52
Market value per share - end of period(b)	$1.87		$1.42	$1.43	$1.12	$1.11	$2.32

Total Return - Net Asset Value(c)	10.86%	(d)	(6.53%)	8.27%	(2.62%)	(16.34%)	9.10%
Supplemental Data:
Net assets, end of period (in thousands)	$27,507		$25,006	$26,924	$25,152	$26,233	$32,256
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	4.13%	(g)	4.84%	5.30%	4.75%	2.62%	2.29%
Ratio of net expenses to average net assets(f),(h)	3.96%	(g)	4.67%	4.68%	4.13%	2.04%	1.59%
Ratio of gross operating expenses to average net assets(i)	2.64%	(g)	3.21%	3.90%	3.64%	2.52%	2.25%
Interest and leverage related expenses to average net assets	1.49%	(g)	1.62%	1.41%	1.11%	0.10%	0.04%
Ratio of net investment income to average net assets(h)	2.38%	(g)	1.69%	1.22%	1.88%	2.72%	2.59%
Portfolio turnover rate	0.00%	(d)	2.24%	0.00%	0.73%	0.00%	0.00%

(a)

Based on weekly average outstanding common shares of 9,182,892 for the period ended February 28, 2026, 9,181,926 for the year ended August 31, 2025, 9,180,321 for the year ended August 31, 2024, 9,178,305 for the year ended August 31, 2023, 9,174,113 for the year ended August 31, 2022 and 9,170,233 for the year ended August 31, 2021.

(b)

End of period market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	Not annualized.

See Notes to Financial Statements.
14	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Financial Highlights

February 28, 2026

(e)

Based on average net assets attributable to common shares of $ 26,565,432 for the period ended February 28, 2026, $ 26,009,837 for the year ended August 31, 2025, $ 25,821,679 for the year ended August 31, 2024, $ 24,746,151 for the year ended August 31, 2023, $ 29,468,710 for the year ended August 31, 2022 and $ 31,701,063 for the year ended August 31, 2021.

(f)	Expenses include both operating and interest and leverage related expenses.
(g)	Annualized.
(h)

The effect of the expenses waived for the period ended February 28, 2026, for the year ended August 31, 2025, for the year ended August 31, 2024, for the year ended August 31, 2023, for the year ended August 31, 2022 and for the year ended August 31, 2021 , was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.17%, 0.17%, 0.63%, 0.62%, 0.58% and 0.70%, respectively.

(i)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
Semi-Annual Report | February 28, 2026	15

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”) is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on January 24, 1996, and commenced operations on February 29, 1996. Effective May 13, 2025, State Street Bank and Trust Company serves as the Fund’s Administrator. UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBSAMPR”), served as the Fund’s investment adviser until March 2, 2026. Effective March 3, 2026, Atlas Asset Management, LLC (“Atlas or the Investment Adviser”) became the Fund’s investment adviser, pursuant to an interim investment advisory agreement.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund shares, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of TSOs pending registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At February 28, 2026, cash and cash equivalents consisted of a time deposit open account amounting to $587,117 with State Street Bank & Trust Company.

16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

(b)

Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of the Investment Adviser (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

(c)

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable period if it distributes at least 90% of its taxable net investment income for such period, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current period. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax periods (the current and prior three tax periods) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the fiscal period ended February 28, 2026, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common

Semi-Annual Report | February 28, 2026	17

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)

Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so. There were no reverse repurchase agreements outstanding for the period-end February 28, 2026.

(g)	Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and

18	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by State Street Bank & Trust Co. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the period from September 1, 2025, to February 28, 2026.

(h)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(i)

Operating Segments – An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(i)

Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Semi-Annual Report | February 28, 2026	19

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

20	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. TheInvestment Advisor has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2. During the current period, the Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (“AFICA”) bonds were classified as Level 3. Management determined that a discounted cash flow approach was the appropriate valuation technique, with fair value primarily based on the present value of the expected bankruptcy settlement cash flows to bondholders at a 10% rate.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Semi-Annual Report | February 28, 2026	21

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$9,132,480	$–	$9,132,480
Mortgage-Backed Securities	–	641,752	–	641,752
Municipal Bonds	–	16,542,607	371,500	16,914,107
Total	$–	$26,316,839	$371,500	$26,688,339

Asset Type	Municipal Bonds	Total
Balance as of August 31, 2025	$–	$–
Accrued Discount/premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	(628,500)	(628,500)
Purchases	1,000,000	1,000,000
Sales Proceeds	–	–
Balance as of February 28, 2026	$371,500	$371,500

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2026	$(628,500)	$(628,500)

The table below provides additional information about the Level 3 fair value measurements as of February 28, 2026:

Investment Security	Fair Value	Valuation Technique	Unobservable Input(s)	Price
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities	$371,500	Discounted Cash Flow	Discount rate 10%	37.15

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with UBSAMPR effective through March 2, 2026, the Fund received advisory services in exchange for a fee. The investment advisory fee was calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the investment advisory agreement. For the period ended February 28, 2026, the gross investment advisory fees amounted to $66,930. Total voluntarily waived fees amounted to $22,310 for a net fee of $44,620, of which $6,715 remains payable at period-end. There will be no recoupment of these voluntarily waived fees.

22	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

State Street Bank & Trust Company, together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the period ended February 28, 2026, the administrative fees and transfer agent fees amounted to $44,276 and $5,951, respectively, of which $58,889 and $6,951, respectively, remains payable at period-end.

State Street Bank & Trust Company has been retained to provide custody services to the Fund. For the period ended February 28, 2026, the custody fees amounted to $2,597 of which $4,196 remains payable at the period-end.

The four independent directors of the Fund’s Board each receive a stipend from the Fund of $1,000 for attendance at each regular Board meeting, $1,000 for attendance at each shareholder meeting and up to $1,000 for attendance at each special Board meeting. The independent directors do not receive retirement or other benefits as part of their compensation. Three of the independent directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the period ended February 28, 2026, the compensation expense for the four independent directors of the Fund was $23,000, of which $0 remains payable at period-end.

While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended February 28, 2026, and for the year ended August 31, 2025, were as follows:

	For the Period Ended February 28, 2026	For the Year Ended August 31, 2025
Common shares outstanding - beginning of period	9,182,556	9,181,142
Common shares issued as reinvestment of dividends	640	1,414
Common shares outstanding - end of period	9,183,196	9,182,556

NOTE 5. INVESTMENT TRANSACTIONS

Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the period ended February 28, 2026, amounted to $10,286,182.

Semi-Annual Report | February 28, 2026	23

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

Reverse repurchase agreements entered into for the period ended February 28, 2026, were $79,260,892.

There were no affiliates transactions during the period.

NOTE 6. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At February 28, 2026, the Fund had investments with an aggregate market value of $16,071,126 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at February 28, 2026, the Fund had an investment with a market value of $842,981, which was issued by one issuer located in the United States and is not guaranteed by the U.S. government.

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 7. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent period, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be

24	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Semi-Annual Report | February 28, 2026	25

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

NOTE 8. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$28,984,383
Gross appreciation	325,381
Gross depreciation	(2,621,426)
Net appreciation/(depreciation)	$(2,296,045)

NOTE 9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 10. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth of Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full),

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipatedyield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment

Semi-Annual Report | February 28, 2026	27

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund was engaged in litigation with Ocean Capital LLC and certain other defendants based on claims brought by the Fund and eight other closed-end funds advised by UBS Asset Managers of Puerto Rico alleging, among other things, securities law violations by Ocean Capital LLC and certain other defendants. Ocean Capital LLC counterclaimed against three of the plaintiff funds so as to have its nominees at certain meetings of those funds seated on the Board of Directors of those funds. On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the plaintiff funds’ claims. Because the First Circuit affirmed the dismissal of the funds’ claims, it also affirmed the district court’s judgement in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital LLC’s director nominees at those funds.

On January 13, 2026, the inspectors of election for the January 8, 2026, shareholder meeting certified the results of such election, and (1) elected Ethan A. Danial and Ian McCarthy as Class II Directors and (2) approved the shareholder proposal to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico. Pursuant to a request by the Board of Directors, the Fund’s investment advisory agreement with UBS Asset Managers of Puerto Rico terminated on March 2, 2026.

Effective January 9, 2026, Clotilde Perez and Jorge Vallejo resigned as members of the Board of Directors of the Fund.

Effective March 2, 2026, Carlos Ubinas, JosŁ Grau, Heydi Cuadrado, Edward Ramos, and MarŁa Vilaro of UBS Asset Managers of Puerto Rico resigned as President, Treasurer, Assistant Treasurer and Vice President, Vice President and Vice President, respectively. Effective March 3, 2026, Mariela Torres was appointed as Chief Compliance Officer and Paul Hopgood and Pedro Gonzalez were appointed as Vice Presidents and as Principal Executive Officer and Principal Financial Officer, respectively.

28	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Notes to Financial Statements

February 28, 2026 (Unaudited)

NOTE 12. SUBSEQUENT EVENTS

On March 31, 2026, the Board of Directors declared an ordinary net investment income dividend of $0.0025, per common share, totaling $22,958, which was paid on April 10, 2026, to common shareholders of record as of March 31, 2026.

The Fund has performed an evaluation of events occurring subsequent to February 28, 2026, through April 27, 2026, which is the date the semi-annual financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

(787) 764-1788 | www.ubs.com/prfunds	29

Puerto Rico Residents Tax-Free Fund IV, Inc.	Other Information

February 28, 2026 (Unaudited)

Shareholder Meetings

For Fiscal Year ended August 31, 2021

The 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) was initially scheduled to be held on December 21, 2021, but had been adjourned over twenty times for failure to reach a quorum. On January 27, 2026, the Fund announced the cancellation of the 2021 Annual Meeting, which was previously scheduled to reconvene on January 29, 2026. The purpose of the 2021 Annual Meeting was to elect two Class I directors for a term expiring at the Fund’s 2024 Annual Meeting of Shareholders of the Fund (the “2024 Annual Meeting”). By virtue of the determinations reached at the 2024 Annual Meeting and 2025 Annual Meeting of Shareholders of the Fund (the “2025 Annual Meeting”), the 2021 Annual Meeting—and the order of business prescribed in its agenda—was rendered permanently moot and without legal force or effect.

For the Fiscal Year ended August 31, 2025

At the 2025 Annual Meeting convened on January 8, 2026, the shareholders of the Fund elected Ethan A. Danial and Ian McCarthy to serve as Class II directors of the Fund with a term expiring at the Fund’s 2028 annual meeting of shareholders and voted to terminate all investment advisory and management agreements between the Fund and UBSAMPR. The voting results for the proposals considered at the 2025 Annual Meeting are as follows:

1.	To elect two Class II directors to serve until the 2028 annual meeting of shareholders and until his or her successor has been elected and qualified.

Name of Nominee	“For” Votes	“Withhold” Votes
Carlos J. Nido	244,483	148,233
Gabriel Pagán Pedrero	244,483	148,233
Ian McCarthy	4,344,300	1,000
Ethan A. Danial	4,344,300	1,000

2.	To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico.

Proposal	“For” Votes	“Against” Votes	“Abstain’ Votes
Shareholder Proposal	4,588,789	109,347	39,880

Statement Regarding Availability of Quarterly Portfolio Schedule

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 1-800-662-5200

30	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Tax-Free Fund IV, Inc.	Other Information

February 28, 2026 (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-662-5200 and on the SEC’s website at http://www.sec.gov.

(787) 764-1788 | www.ubs.com/prfunds	31

Puerto Rico Residents Tax-Free Fund IV, Inc.	Privacy Policy

February 28, 2026 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules, or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Mail, e-mail or telephone correspondence,
•	Account history

The Fund limits access to personal information to those employees and service providers who need to know that information in order to process transactions and service accounts. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

32	Semi-Annual Report | February 28, 2026

INVESTMENT ADVISER

Atlas Asset Management

Buchanan Office Center

40 Carr 165, Suite 201

Guaynabo, PR 00968

ADMINISTRATOR

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

PUERTO RICO LEGAL COUNSEL

Ferraiuoli LLC

250 MuŁoz Rivera Avenue, 6th Floor

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

McDermott Will & Schulte, LLP

919 3rd Avenue

New York, New York 10022

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Ethan A. Danial

Director and Chairman of the Board

Jose R. Izquierdo II

Director

Paul Hopgood

Vice President and Principal Executive Officer

Pedro Gonzalez

Vice President and Principal Financial Officer

Brent D. Rosenthal

Director

Ian McCarthy

Director

Ivelisse M. Ortiz Moreau

Secretary

Mariela Torres

Chief Compliance Officer

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)   The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. Paul Hopgood, who replaced Mses. Heydi Cuadrado and Gladys Lasaga as Puerto Rico Residents Tax-Free Fund IV, Inc.’s (the “Fund or the “Registrant) Portfolio Manager effective March 3, 2026, and who is primarily responsible for the day-to-day portfolio management of the Fund as of March 3, 2026.

Paul Hopgood, President of Atlas Asset Management LLC (the “Adviser”), has been a Portfolio Manager of the Fund since March 3 and joined the Adviser in September 2014. Prior to joining the Adviser, Mr. Hopgood was the Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003 through 2014. At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed-income mandates. Mr. Hopgood was responsible for trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps. Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed-income securities, from 2001 to 2003 and 1999 to 2001, respectively. Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2026:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Paul Hopgood	Registered Investment Companies	4	$286,085,010.59
	Other Pooled Investment Vehicles	—	$0	0	$0
	Other Accounts	13	$320,944,639.80	0	$0

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with a number of potential conflicts, including, among others, those discussed below.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures that it considers fair and equitable for allocating limited opportunities across multiple accounts.

With respect to certain of its clients’ accounts, the Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may affect the execution of the transaction to the detriment of the Fund or the other accounts.

The Adviser has adopted policies and procedures which are designed to address these types of conflicts. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

(a)(3)  Compensation. Portfolio Manager compensation consists primarily of base compensation that is not linked to account performance.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4)  The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of March 31, 2026:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Paul Hopgood	None

(b)	See Item 13(a) above.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)   The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)   There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)   Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board of Directors.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Item applicable only to annual report on Form N-CSR.
(a)(2)	Not applicable.
(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.

By:	/s/ Paul Hopgood
Paul Hopgood
Principal Executive Officer

Date:	May 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Hopgood
Paul Hopgood
Principal Executive Officer

Date:	May 6, 2026

By:	/s/ Pedro Gonzalez
Principal Financial Officer

Date:	May 6, 2026